Exhibit 10.1

AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into on September 30, 2005, to be effective as of the respective date hereinafter specified, by and among BANK OF AMERICA, N.A., a national banking association, (“BA”), in its capacity as collateral and administrative agent under the Loan Agreement (as hereinafter defined) (BA, in such capacity, the “Agent”), and BA as Lender under the Loan Agreement (BA, in such capacity, the “Lender”), and INTEGRATED ELECTRICAL SERVICES, INC., a Delaware corporation (“Parent”), and each of the Subsidiaries of Parent listed on Annex I attached hereto (Parent and such Subsidiaries of Parent being herein referred to collectively as the “Borrowers”), and the Subsidiaries of Parent listed on Annex II attached hereto (such Subsidiaries being referred to herein as the “Guarantors”, and Borrowers and Guarantors being referred to herein as the “Credit Parties”).

RECITALS

A. Agent, Lender and Credit Parties have entered into that certain Loan and Security Agreement, dated as of August 1, 2005 (the Loan and Security Agreement being referred to herein as the “Loan Agreement”).

B. Credit Parties, Agent and Lender desire to amend the Loan Agreement as hereinafter set forth, subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT

ARTICLE I

Definitions

1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

ARTICLE II

Amendments

Effective as of the respective date hereinafter specified, the Loan Agreement is hereby amended as follows:

2.01 Amendment and Restatement of Section 2.2.5 of the Loan Agreement. Effective as of the date hereof, Section 2.2.5 of the Loan Agreement is amended and restated to read in its entirety as follows:

“2.2.5. Annual Administrative Fee. In consideration of Bank’s syndication of the Commitments and service as Agent hereunder, Borrowers shall be jointly and severally

AMENDMENT TO

LOAN AND SECURITY AGREEMENT

obligated to pay in advance to Agent for Agent’s own account an annual administrative fee of $125,000, per year, which annual fee shall be payable as follows: (i) $75,000 of the first $125,000 fee shall be payable on the Closing Date, with the remaining $50,000 of such first $125,000 fee to be payable on the date of execution of that certain Amendment to Loan and Security Agreement, dated September 30, 2005, executed by Lenders, Agent and Credit Parties, and (ii) each subsequent $125,000 annual fee shall be payable on each anniversary of the date of this Agreement (or on the date of payment in full of the Obligations upon termination of the Commitments, if on a date other than an anniversary date.)”

2.02 Amendment to Section 9.1.2 of the Loan Agreement. Effective as of the date hereof, Section 9.1.2 of the Loan Agreement is amended by deleting the present last sentence of Section 9.1.2 and substituting therefor the following new sentence:

“In addition, Borrowers shall give Agent at least 30 calendar days (or such lesser period of time as shall be acceptable in any specific instance to Agent) prior written notice of any Credit Party’s opening of any new office or place of business.”

2.03 Amendment and Restatement of Section 9.1.14 of the Loan Agreement. Effective as of the date hereof, Section 9.1.14 of the Loan Agreement is amended and restated to read in its entirety as follows:

“9.1.14 Dominion Accounts. By the 90th day after the Closing Date, deliver to Agent such duly executed agreements establishing each Dominion Account as shall be required by Agent, in each case with a financial institution reasonably acceptable to Agent, for the collection or servicing of the Accounts, in each case in form and substance reasonably satisfactory to Agent.”

2.04 Amendment to Section 9.1.16 of the Loan Agreement. Effective as of the date hereof, Section 9.1.16 of the Loan Agreement is amended And restated to read in its entirety as follows:

“9.1.16. Enertech Pledge. By the 120th day after the Closing Date, deliver to Agent a consent to the pledge by Borrower of its ownership in Enertech to Agent, and execute a Pledge Agreement or an amendment to an existing Pledge Agreement (as applicable) to pledge such ownership interest.”

2.05 Amendment to Section 9.2.1 of the Loan Agreement. Effective as of the date hereof, Section 9.2.1 of the Loan Agreement is amended and restated to read in its entirety as follows:

“9.2.1. Fundamental Changes. Merge, reorganize, consolidate or amalgamate with any Person, or liquidate, wind up its affairs or dissolve itself, except for mergers or consolidations of any Subsidiary with another Subsidiary or Parent; change its name or conduct business under any new fictitious name unless Agent is notified not less than thirty calendar days (or such lesser period of time as shall be acceptable in any specific instance to Agent) in advance of such name change; or change its FEIN.”

AMENDMENT TO

LOAN AND SECURITY AGREEMENT

2.06 Amendment to Calculation of EBITDA For Purposes of Loan Agreement. Effective August 1, 2005, for the purpose of calculating the Fixed Charge Coverage Ratio in order to determine compliance with the minimum Fixed Charge Coverage Ratio financial covenant set forth in Section 9.3.1 of the Loan Agreement and for the purpose of calculating the Fixed Charge Coverage Ratio in order to determine the relevant “Applicable Margin”, the parties hereto agree to revise the determination of EBITDA to encompass certain adjustments as agreed between Agent and Borrowers, which adjustments shall revise the determination of EBITDA for any period which includes August and/or September, 2005 in the following manner: there shall be added to the Adjusted Net Earnings from Operations for such periods, to the extent deducted in the determination of Adjusted Net Earnings from Operations for such periods (i) losses arising at one of the Subsidiaries during such period, (ii) non cash write-offs of certain of Borrower’s investments, (iii) write-offs of certain obsolete inventory and (iv) costs associated with certain litigation matters not to exceed $650,000.

2.07 Amendment to Appendix A of the Loan Agreement; Amendment to Definition of “Applicable Margin”. Effective as of the date hereof, the definition of “Applicable Margin” contained in Appendix A of the Loan Agreement is amended by deleting therefrom the present first sentence of such definition and substituting therefor a new sentence to read in its entirety as follows:

“Applicable Margin - a percentage equal to 1.00% with respect to Revolver Loans that are Base Rate Loans, 3.00% with respect to Revolver Loans that are LIBOR Loans, and 3.00% with respect to fees payable to Lenders pursuant to Section 2.2.3(i), provided that, commencing on the earlier of (i) December 31, 2005 or (ii) a Participant or other Lender (other than Bank) becomes a party to this Agreement, the Applicable Margin shall be increased or (if no Default or Event of Default exists) decreased, based upon the Fixed Charge Coverage Ratio, as follows:

Fixed Charge Coverage Ratio	Revolver Loans		Standby LCs
	Base Rate	LIBOR	Fee Percentage
< 0.60	1.50%	3.50%	3.50%
> 0.60 and < 0.75	1.25%	3.25%	3.25%
> 0.75 and < 1.0	1.00%	3.00%	3.00%
> 1.0 and < 1.15	0.75%	2.75%	2.75%
> 1.15	0.50%	2.50%	2.50%”

AMENDMENT TO

LOAN AND SECURITY AGREEMENT

2.08 Amendment Fee. Credit Parties agree to pay to Agent an amendment fee of $50,000, which amendment fee shall be deemed fully earned and non-refundable as of the date of execution of this Amendment, which amendment fee shall be due and payable in full upon the date of execution of this Amendment.

2.09 Additional Cash Collateral. Credit Parties agree to make ratable monthly payments to Agent so that the amount of cash collateral held by Agent as security for the Obligations will be $17,500,000 by January 31, 2006.

ARTICLE III

No Waiver

3.01 No Waiver. Nothing in this Amendment shall directly or indirectly whatsoever either: (i) be construed as a waiver of any covenant or provision of the Loan Agreement, any other Loan Document or any other contract or instrument or (ii) impair, prejudice or otherwise adversely affect any right of Agent or Lender at any time to exercise any right, privilege or remedy in connection with the Loan Agreement, any other Loan Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of Credit Parties or any right, privilege or remedy of Agent or Lender under the Loan Agreement, any other Loan Document or any other contract or instrument or constitute any consent by Agent or Lender to any prior, existing or future violations of the Loan Agreement or any other Loan Document. Credit Parties hereby agree and acknowledge that hereafter Credit Parties are expected to strictly comply with their duties, obligations and agreements under the Loan Agreement and the other Loan Documents.

ARTICLE IV

Conditions Precedent

4.01 Conditions to Effectiveness. The effectiveness of this Amendment (including the agreements and waiver contained herein) is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent:

(a) Agent shall have received each of the following, each in form and substance satisfactory to Agent, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than Agent or Lender:

(i) This Amendment, duly executed by Credit Parties; and

(ii) All other documents Agent may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

(b) The representations and warranties contained herein and in the Loan Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct in all material respects as of the date hereof, as if made on the date hereof, except for those representations and warranties specifically made as of an earlier date, which shall be true and correct in all material respects as of such earlier date.

AMENDMENT TO

LOAN AND SECURITY AGREEMENT

(c) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Agent.

(d) All organizational proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel.

(e) Agent shall have received, in immediately available funds, payment of the amendment fee required to be paid by Credit Parties to Agent pursuant to the provisions of Section 2.08 hereof.

(f) Agent shall have received, in immediately available funds, payment of the $50,000 amount described in Section 2.01 hereof.

ARTICLE V

Ratifications, Representations and Warranties

5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Credit Party and Lender and Agent agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02 Representations and Warranties. Each Credit Party hereby represents and warrants to Lender and Agent that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite organizational action on the part of such Credit Party and will not violate the organizational or governing documents of such Credit Party; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date, except for those representations and warranties specifically made as of an earlier date, which shall be true and correct in all material respects as of such earlier date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent; (d) each Credit Party is in material compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby; and (e) no Credit Party has amended its organizational or governing documents since the date execution of the Loan Agreement.

AMENDMENT TO

LOAN AND SECURITY AGREEMENT

ARTICLE VI

Miscellaneous Provisions

6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or Agent or any closing shall affect the representations and warranties or the right of Lender or Agent to rely upon them.

6.02 Reference to Loan Agreement. Each of the Loan Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby, and any reference in the Loan Agreement and such other Loan Documents to any other Loan Document amended by the provisions of this Amendment shall mean a reference to such other Loan Documents, as amended hereby.

6.03 Expenses of Lender. As provided in the Loan Agreement, each Credit Party agrees to pay on demand all costs and out-of-pocket expenses incurred by Lender and Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender’s and Agent’s legal counsel, and all costs and out-of-pocket expenses incurred by Lender and Agent in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Lender’s and Agent’s legal counsel.

6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Agent and each Credit Party and their respective successors and assigns, except that no Credit Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender and Agent.

6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.07 Effect of Waiver. No consent or waiver, express or implied, by Lender or Agent to or for any breach of or deviation from any covenant or condition by any Credit Party shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

AMENDMENT TO

LOAN AND SECURITY AGREEMENT

6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

6.10 Final Agreement. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY EACH CREDIT PARTY AND LENDER AND AGENT.

6.11 Release. EACH CREDIT PARTY HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER OR AGENT. EACH CREDIT PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER AND AGENT AND ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH ANY CREDIT PARTY MAY NOW OR HEREAFTER HAVE AGAINST LENDER OR AGENT OR ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS,” INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

AMENDMENT TO

LOAN AND SECURITY AGREEMENT

IN WITNESS WHEREOF, this Amendment has been executed on September 30, 2005, to be effective as the respective date set forth above.

LENDER:

Bank of America, N.A., as Sole Lender

By:

Name:

Title:

AGENT:

Bank of America, N.A., as Agent

By:

Name:

Title:

AMENDMENT TO

LOAN AND SECURITY AGREEMENT

CREDIT PARTIES:

INTEGRATED ELECTRICAL SERVICES, INC.

By:	/s/ Curt Warnock
Curt Warnock
Senior Vice President

AMENDMENT TO

LOAN AND SECURITY AGREEMENT

ALADDIN WARD ELECTRIC & AIR, INC.
AMBER ELECTRIC, INC.
ARC ELECTRIC, INCORPORATED
BACHOFNER ELECTRIC, INC.
BEAR ACQUISITION CORPORATION
IES RAPID CITY, INC.
BRYANT ELECTRIC COMPANY, INC.
BW/BEC, INC.
BW CONSOLIDATED, INC.
CHARLES P. BAGBY CO., INC.
COLLIER ELECTRIC COMPANY, INC.
COMMERCIAL ELECTRICAL CONTRACTORS, INC.
CROSS STATE ELECTRIC, INC.
CYPRESS ELECTRICAL CONTRACTORS, INC.
DANIEL ELECTRICAL CONTRACTORS, INC.
DANIEL ELECTRICAL OF TREASURE COAST, INC.
DANIEL INTEGRATED TECHNOLOGIES, INC.
DAVIS ELECTRICAL CONSTRUCTORS, INC.
ELECTRO-TECH, INC.
EMC ACQUISITION CORPORATION
FEDERAL COMMUNICATIONS GROUP, INC.
GENERAL PARTNER, INC.
H. R. ALLEN, INC.
HATFIELD REYNOLDS ELECTRIC COMPANY
HOLLAND ELECTRICAL SYSTEMS, INC.
HOUSTON-STAFFORD ELECTRIC HOLDINGS III, INC.
HOUSTON-STAFFORD MANAGEMENT LLC
ICS HOLDINGS LLC
IES ALBUQUERQUE, INC.
IES AUSTIN, INC.
IES AUSTIN MANAGEMENT LLC
IES CHARLOTTE, INC.
IES COLLEGE STATION, INC.
IES COLLEGE STATION MANAGEMENT LLC
IES COMMUNICATIONS, INC.
IES CONTRACTORS MANAGEMENT LLC
IES DECATUR, INC.
IES EAST MCKEESPORT, INC.
IES ENC, INC.
IES ENC MANAGEMENT, INC.
IES MERIDIAN, INC.
IES NEW IBERIA, INC.
IES OKLAHOMA CITY, INC.

AMENDMENT TO

LOAN AND SECURITY AGREEMENT

IES OPERATIONS GROUP, INC.
IES PROPERTIES, INC.
IES PROPERTIES MANAGEMENT, INC.
IES RALEIGH, INC.
IES RESIDENTIAL GROUP, INC.
IES SPECIALTY LIGHTING, INC.
IES VALDOSTA, INC.
IES VENTURES INC.
IES WILSON, INC.
INTEGRATED ELECTRICAL FINANCE, INC.
INTELLIGENT BUILDING SOLUTIONS, INC.
J.W. GRAY ELECTRIC CO., INC.
J.W. GRAY MANAGEMENT LLC
KAYTON ELECTRIC, INC.
KEY ELECTRICAL SUPPLY, INC.
LINEMEN, INC.
MARK HENDERSON, INCORPORATED
MENNINGA ELECTRIC, INC.
MID-STATES ELECTRIC COMPANY, INC.
MILLS ELECTRICAL CONTRACTORS, INC.
MILLS MANAGEMENT LLC
MITCHELL ELECTRIC COMPANY, INC.
M-S SYSTEMS, INC.
MURRAY ELECTRICAL CONTRACTORS, INC.
NBH HOLDING CO., INC.
NEAL ELECTRIC MANAGEMENT LLC
NEW TECHNOLOGY ELECTRICAL
CONTRACTORS, INC.
NEWCOMB ELECTRIC COMPANY, INC.
PAN AMERICAN ELECTRIC COMPANY, INC.
PAN AMERICAN ELECTRIC, INC.
PAULIN ELECTRIC COMPANY, INC.
POLLOCK ELECTRIC, INC.
PRIMENET, INC.
PRIMO ELECTRIC COMPANY
RAINES ELECTRIC CO., INC.
RAINES MANAGEMENT LLC
RIVIERA ELECTRIC, LLC
RKT ELECTRIC, INC.
ROCKWELL ELECTRIC, INC.
RODGERS ELECTRIC COMPANY, INC.
RON’S ELECTRIC, INC.
SEI ELECTRICAL CONTRACTOR, INC.
SPECTROL, INC.
SUMMIT ELECTRIC OF TEXAS, INC.

AMENDMENT TO

LOAN AND SECURITY AGREEMENT

TESLA POWER GP, INC.
THOMAS POPP & COMPANY
VALENTINE ELECTRICAL, INC.
WRIGHT ELECTRICAL CONTRACTING, INC.

By:	/s/ Curt Warnock
Curt Warnock
Vice President

IES CONTRACTORS, INC.

Name:	/s/ Curt Warnock
Curt Warnock
Secretary

IES REINSURANCE, LTD.

Name:	/s/ Curt Warnock
Curt Warnock
President

BEXAR ELECTRIC COMPANY, LTD.
By:	BW/BEC, Inc., its general partner

Name:	/s/ Curt Warnock
Curt Warnock
Vice President

HAYMAKER ELECTRIC, LTD
By:	General Partner, Inc., its general partner

Name:	/s/ Curt Warnock
Curt Warnock
Vice President

HOUSTON-STAFFORD ELECTRICAL CONTRACTORS LP
By:	Houston-Stafford Management LLC, its general partner

Name:	/s/ Curt Warnock
Curt Warnock
Vice President

AMENDMENT TO

LOAN AND SECURITY AGREEMENT

IES AUSTIN HOLDING LP
By:	IES Austin Management LLC, its general partner

Name:	/s/ Curt Warnock
Curt Warnock
Vice President

IES COLLEGE STATION HOLDING LP
By:	IES College Station Management LLC, its general partner

Name:	/s/ Curt Warnock
Curt Warnock
Vice President

IES FEDERAL CONTRACT GROUP, L.P.
By:	IES Contractors Management LLC

Name:	/s/ Curt Warnock
Curt Warnock
Vice President

IES MANAGEMENT ROO, LP
By:	Neal Electric Management LLC, its general partner

Name:	/s/ Curt Warnock
Curt Warnock
Vice President

IES MANAGEMENT LP
By:	IES Residential Group, Inc., its general partner

Name:	/s/ Curt Warnock
Curt Warnock
Vice President

IES PROPERTIES, LP
By:	IES Properties Management, Inc., its general partner

Name:	/s/ Curt Warnock
Curt Warnock
Vice President

AMENDMENT TO

LOAN AND SECURITY AGREEMENT

J.W. GRAY ELECTRICAL CONTRACTORS LP
By:	J.W. Gray Management LLC, its general partner

Name:	/s/ Curt Warnock
Curt Warnock
Vice President

MILLS ELECTRIC LP
By:	Mills Management LLC

Name:	/s/ Curt Warnock
Curt Warnock
Vice President

NEAL ELECTRIC LP
By:	BW/BEC, Inc., its general partner

Name:	/s/ Curt Warnock
Curt Warnock
Vice President

POLLOCK SUMMIT ELECTRIC LP
By:	Pollock Electric, Inc. and Summit Electric of Texas, Inc., its general partners

Name:	/s/ Curt Warnock
Curt Warnock
Vice President

RAINES ELECTRIC LP
By:	Raines Management LLC, its general partner

Name:	/s/ Curt Warnock
Curt Warnock
Vice President

TESLA POWER AND AUTOMATION, L.P.
By:	Telsa Power GP, Inc., its general partner

Name:	/s/ Curt Warnock
Curt Warnock
Vice President

AMENDMENT TO

LOAN AND SECURITY AGREEMENT

TESLA POWER PROPERTIES, L.P.
By:	Telsa Power GP, Inc., its general partner

Name:	/s/ Curt Warnock
Curt Warnock
Vice President

AMENDMENT TO

LOAN AND SECURITY AGREEMENT

BEXAR ELECTRIC II LLC
BW/BEC II LLC
HOUSTON-STAFFORD HOLDINGS II LLC
IES AUSTIN HOLDINGS II LLC
IES COLLEGE STATION HOLDINGS II LLC
IES CONTRACTORS HOLDINGS LLC
IES HOLDINGS II LLC
IES PROPERTIES HOLDINGS II LLC
J.W. GRAY HOLDINGS II LLC
MILLS ELECTRIC HOLDINGS II LLC
POLLOCK SUMMIT HOLDINGS II LLC
RAINES HOLDINGS II LLC
TESLA POWER (NEVADA) II LLC

By:	/s/ John Seli
John Seli, Manager

AMENDMENT TO

LOAN AND SECURITY AGREEMENT

BW/BEC, L.L.C.
HOUSTON-STAFFORD HOLDINGS LLC
IES AUSTIN HOLDINGS LLC
IES COLLEGE STATION HOLDINGS LLC
IES HOLDINGS LLC
J.W. GRAY HOLDINGS LLC
MILLS ELECTRICAL HOLDINGS LLC
POLLOCK SUMMIT HOLDINGS INC.
RAINES HOLDINGS LLC
TESLA POWER (NEVADA), INC.

By:	/s/ Victor Duva
Victor Duva, President

AMENDMENT TO

LOAN AND SECURITY AGREEMENT

IES PROPERTIES HOLDINGS, INC.

By:	/s/ Victoria Garrett
Victoria Garrett, President

AMENDMENT TO

LOAN AND SECURITY AGREEMENT

Annex I

Borrowers

Aladdin-Ward Electric & Air, Inc.	Florida
Amber Electric, Inc.	Florida
ARC Electric, Incorporated	Delaware
Bachofner Electric, Inc.	Delaware
Bexar Electric Company, Ltd.	Texas
IES Rapid City, Inc.	South Dakota
Bryant Electric Company, Inc.	North Carolina
Charles P. Bagby Co., Inc	Alabama
Collier Electric Company, Inc.	Florida
Commercial Electrical Contractors, Inc.	Delaware
Cross State Electric, Inc.	California
Cypress Electrical Contractors, Inc.	Delaware
Daniel Electrical Contractors, Inc.	Florida
Daniel Electrical of Treasure Coast, Inc.	Florida
Daniel Integrated Technologies, Inc.	Florida
Davis Electrical Constructors, Inc.	South Carolina
Electro-Tech, Inc.	Nevada
Federal Communications Group, Inc.	Delaware
H.R. Allen, Inc.	South Carolina
Hatfield Reynolds Electric Company	Arizona
Haymaker Electric, Ltd.	Alabama
Holland Electrical Systems, Inc	Delaware
Houston-Stafford Electrical Contractors LP	Texas
IES Contractors, Inc	Delaware
IES Federal Contract Group, LP	Texas
IES Management LP	Texas
IES Management ROO, LP	Texas
IES Properties LP	Texas
IES Reinsurance, Ltd.	Bermuda
IES Ventures, Inc.	Delaware
Integrated Electrical Finance, Inc.	Delaware
Integrated Electrical Services, Inc.	Delaware
J.W. Gray Electric Co., Inc.	Delaware
J.W. Gray Electrical Contractors LP	Texas
Kayton Electric, Inc.	Nebraska
Key Electrical Supply, Inc.	Texas
Linemen, Inc.	Delaware
Mark Henderson, Incorporated	Delaware
Menninga Electric, Inc.	Delaware
Mid-States Electric Company, Inc.	Delaware

Mills Electric LP	Texas
Mitchell Electric Company, Inc.	Arizona
M-S Systems, Inc.	Tennessee
Murray Electrical Contractors, Inc.	Delaware
Neal Electric LP	Texas
New Technology Electrical Contractors, Inc.	Delaware
Newcomb Electric Company, Inc.	Delaware
Pan American Electric, Inc. Pan American Electric Company, Inc.	Tennessee New Mexico
Paulin Electric Company, Inc.	Delaware
Pollock Summit Electric LP	Texas
PrimeNet, Inc.	Delaware
Primo Electric Company	Delaware
Raines Electric LP	Texas
Riviera Electric, LLC	Delaware
RKT Electric, Inc.	Delaware
Rockwell Electric, Inc.	Delaware
Rodgers Electric, Inc.	Washington
Ron’s Electric, Inc.	Delaware
SEI Electrical Contractor, Inc	Florida
Spectrol, Inc.	Delaware
Tesla Power & Automation, L.P. Tesla Power Properties, L.P.	Texas Texas
Thomas Popp & Company	Ohio
Valentine Electrical, Inc.	Delaware
Wright Electrical Contracting, Inc.	Delaware

Annex II

Guarantors

Bear Acquisition Corporation	Delaware
Bexar Electric II LLC	Arizona
BW Consolidated, Inc.	Nevada
BW/BEC II LLC	Arizona
BW/BEC, Inc.	Delaware
BW/BEC, LLC	Nevada
General Partners, Inc.	Alabama
Houston-Stafford Electric Holding III, Inc.	Nevada
Houston-Stafford Holdings II LLC	Delaware
Houston-Stafford Holdings LLC	Arizona
Houston-Stafford Management LLC	Arizona
ICS Holdings LLC	Arizona
IES Communications, Inc.	Delaware
IES Contractors Holdings LLC	Arizona
IES Contractors Management LLC	Arizona
IES ENC Management, Inc.	Delaware
IES ENC, Inc.	Delaware
IES Holdings II LLC	Delaware
IES Holdings LLC	Arizona
IES Operations Group, Inc.	Delaware
IES Properties Holding, Inc.	Delaware
IES Properties Holdings II LLC	Arizona
IES Properties Management, Inc.	Delaware
IES Properties, Inc	Delaware
IES Residential Group, Inc.	Delaware
IES Specialty Lighting, Inc.	Delaware
Intelligent Buildings Solutions, Inc.	Delaware
J.W. Gray Holdings II LLC	Delaware
J.W. Gray Holdings LLC	Arizona
J.W. Gray Management LLC	Arizona
Mills Electric Contractors, Inc.	Delaware
Mills Electric Holdings II LLC	Delaware
Mills Electrical Holdings LLC	Arizona
Mills Management LLC	Arizona
Neal Electric Management LLC	Arizona
Pollock Electric, Inc.	Delaware
Pollock Summit Holdings I LLC	Delaware
Pollock Summit Holdings, Inc.	Arizona
Raines Electric Co., Inc.	Delaware
Raines Holdings II LLC	Delaware
Raines Holdings LLC	Arizona

Raines Management LLC	Arizona
Summit Electric of Texas, Inc.	Delaware
Tesla Power (Nevada) , Inc.	Nevada
Tesla Power (Nevada) II LLC	Delaware
Tesla Power GP, Inc.	Delaware
EMC Acquisition Corporation	Delaware
Ernest P. Breaux Electrical, Inc.	Delaware
IES Albuquerque, Inc.	New Mexico
IES Austin Holding LP	Texas
IES Austin Holdings II LLC	Delaware
IES Austin Holdings LLC	Arizona
IES Austin Management LLC	Arizona
IES Austin, Inc.	Delaware
IES Charlotte, Inc.	Delaware
IES College Station Holdings II, LLC	Delaware
IES College Station Holdings LLC	Arizona
IES College Station Holdings LP	Texas
IES College Station Management LLC	Arizona
IES College Station, Inc.	Delaware
IES Decatur, Inc.	Delaware
IES East McKeesport, Inc.	Delaware
IES Meridian, Inc.	Delaware
IES Oklahoma City, Inc.	Delaware
IES Raleigh, Inc.	Delaware
IES Valdosta Inc	Georgia
IES Wilson, Inc.	Delaware
NBH Holding Co., Inc,	Delaware